EXHIBIT 31.1

CERTIFICATION

I, Michael P. Moran, Chief Executive Officer and acting Chief Financial Officer certify that:

      1. I have reviewed this Amended Annual Report on form 10-KSB/A of Allion Healthcare, Inc. and Subsidiaries;

      2. Based on my knowledge, this Amended Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amended Annual Report;

      3. Based on my knowledge, the financial statements, and other financial information included in this Amended Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and of, the periods presented in this Amended Annual Report;

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and I have:

           a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Amended Annual Report is being prepared;

           b. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this Amended Annual Report my conclusions about the effectiveness of the disclosure controls and procedures at the end of the period covered by this report based on such evaluation; and

           c. Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an Amended Annual Report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

      5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

           a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

           b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.



Date:    April 28, 2004
                                                    /S/ MICHAEL P. MORAN
                                                    --------------------
                                                    Michael P. Moran
                                                    Chairman, President,
                                                    Chief Executive Officer,
                                                    Secretary and Acting Chief
                                                    Financial Officer



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